Exhibit 10.1

AMENDMENT NO. 2

TO

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 dated as of June 29, 2007 (this “Amendment”) to the Stock Purchase Agreement dated as of September 29, 2006, as amended by an Amendment No. 1 dated as of April 30, 2007 (collectively, the “Agreement”) by and among I-Flow Corporation, a Delaware corporation (the “Seller”), InfuSystem, Inc., a California corporation (the “Company”), HAPC, Inc., a Delaware corporation (the “Buyer”), and Iceland Acquisition Subsidiary, Inc., a Delaware corporation (the “Acquisition Sub”), is entered into with reference to the following:

WHEREAS, in accordance with Section 11.2 of the Agreement, the parties hereto deem it appropriate and advisable to amend the Agreement as described below; and

WHEREAS, capitalized terms used but not defined herein shall have the respective meanings assigned to them in Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendment of Termination Date. Section 10.1(d) of the Agreement is hereby amended such that the date “June 29, 2007” contained therein shall be stricken and replaced with the date “July 31, 2007.”

2. No Further Amendments. Except as expressly amended pursuant to Section 1 hereof, the remaining provisions of the Agreement shall remain in full force and effect in accordance with their terms, including without limitation the provisions of Section 10.3 relating to the Buyer Termination Fee.

3. Counterparts; Facsimile Signatures. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. This Amendment may be executed by electronic or facsimile signature, and an electronic or facsimile signature shall constitute an original for all purposes.

[Signature page follows.]

IN WITNESS WHEREOF, the Seller, the Company, the Buyer and the Acquisition Sub have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

I-FLOW CORPORATION

By:	/s/ Donald M. Earhart
Name: Donald M. Earhart Title: President, CEO and Chairman

INFUSYSTEM, INC.

By:	/s/ James J. DalPorto
Name: James J. DalPorto Title: CEO

HAPC, INC.

By:	/s/ Pat LaVecchia
Name: Pat LaVecchia Title: Secretary

ICELAND ACQUISITION SUBSIDIARY, INC.

By:	/s/ Pat LaVecchia
Name: Pat LaVecchia Title: Secretary